UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number                     811-22216

GAMCO Natural Resources, Gold & Income Trust by Gabelli (formerly, The Gabelli Natural Resources, Gold & Income Trust)
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

GAMCO Natural Resources, Gold & Income Trust by Gabelli

Third Quarter Report — September 30, 2012

Portfolio Management Team

To Our Shareholders,

For the quarter ended September 30, 2012, the net asset value (“NAV”) total return of the GAMCO Natural Resources, Gold & Income Trust by Gabelli (the “Fund”) was 8.4%, compared with total returns of 3.0% and 21.2% for the Chicago Board options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver Index, respectively. The total return for the Fund’s publicly traded shares was 12.4%. The Fund’s NAV per share was $14.52, while the price of the publicly traded shares closed at $16.00 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2012.

Comparative Results

Average Annual Returns through September 30, 2012 (a) (Unaudited)
	Quarter	1 Year	Since Inception (01/27/11)
GAMCO Natural Resources, Gold & Income Trust by Gabelli
NAV Total Return (b)	8.36%	11.19%	(5.66)%
Investment Total Return (c)	12.38	23.23	(3.09)
CBOE S&P 500 Buy/Write Index	2.98	25.31	7.53 (d)
Philadelphia Gold & Silver Index	21.24	3.24	(2.70)(d)
Dow Jones U.S. Basic Materials Index	5.30	23.38	(5.16)(d)
S&P Global Agribusiness Equity Index	4.27	17.18	(6.32)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials sector of the U.S. equity market. The S&P Global Agribusiness Equity Index is designed to provide exposure to twenty-four of the largest publicly traded agribusiness companies, comprised of a mix of Producers, Distributors & Processors, and Equipment & Materials Suppliers companies.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.
(d)	From January 31, 2011, the date closest to the Fund’s inception for which data is available.

GAMCO Natural Resources, Gold & Income Trust by Gabelli

Schedule of Investments — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 97.4%
	Agriculture — 4.3%
139,600	Archer-Daniels-Midland Co.(a)	$3,794,328
90,000	Bunge Ltd.(a)	6,034,500
25,000	Monsanto Co.	2,275,500
20,000	Syngenta AG, ADR	1,497,000

		13,601,328

	Energy and Energy Services — 23.9%
80,000	Anadarko Petroleum Corp.(a)	5,593,600
52,000	Apache Corp.(a)	4,496,440
75,000	Arch Coal Inc.	474,750
30,000	Baker Hughes Inc.(a)	1,356,900
135,000	BG Group plc	2,724,983
100,000	Cameron International Corp.†(a)	5,607,000
13,500	Chevron Corp.(a)	1,573,560
35,000	CONSOL Energy Inc.(a)	1,051,750
50,000	Devon Energy Corp.(a)	3,025,000
120,000	Halliburton Co.(a)	4,042,800
150,000	LDK Solar Co Ltd., ADR†	163,500
150,000	Nabors Industries Ltd.†	2,104,500
40,000	National Oilwell Varco Inc.	3,204,400
100,000	Noble Energy Inc.(a)	9,271,000
20,000	Occidental Petroleum Corp.	1,721,200
70,000	Petroleo Brasileiro SA, ADR	1,605,800
170,000	ReneSola Ltd., ADR†(a)	243,100
95,000	Schlumberger Ltd.	6,871,350
194,700	Suncor Energy Inc.(a)	6,395,895
137,000	Total SA, ADR(a)	6,863,700
25,000	Transocean Ltd.†	1,122,250
130,000	Trina Solar Ltd., ADR†	595,400
65,000	Tullow Oil plc	1,437,984
270,000	Weatherford International Ltd.†(a)	3,423,600

		74,970,462

	Food and Beverage — 0.4%
25,000	Ingredion Inc.	1,379,000

	Machinery — 4.0%
120,000	CNH Global NV†	4,652,400
43,000	Deere & Co.(a)	3,547,070
80,000	Joy Global Inc.(a)	4,484,800

		12,684,270

	Metals and Mining — 51.3%
195,000	Agnico-Eagle Mines Ltd.(a)	10,116,600
300,000	Alderon Iron Ore Corp.†	595,056
134,000	Alpha Natural Resources Inc.†(a)	880,380
200,000	AngloGold Ashanti Ltd., ADR(a)	7,010,000
168,490	Antofagasta plc	3,433,631
130,000	ArcelorMittal(a)	1,877,200
182,500	AuRico Gold Inc.†(a)	1,273,850
230,000	Barrick Gold Corp.(a)	9,604,800
19,500	BHP Billiton Ltd., ADR(a)	1,337,895

Shares		Market Value
150,000	Compania de Minas Buenaventura SA, ADR(a)	$5,844,000
300,000	Duluth Metals Ltd.†	717,119
630,000	Eldorado Gold Corp.	9,606,042
72,300	Franco-Nevada Corp.	4,261,810
153,000	Freeport-McMoRan Copper & Gold Inc.(a)	6,055,740
263,000	Globe Specialty Metals Inc.(a)	4,002,860
630,000	Gold Fields Ltd., ADR	8,095,500
180,000	Goldcorp Inc.(a)	8,253,000
353,100	Harmony Gold Mining Co. Ltd., ADR(a)	2,969,571
400,000	Hochschild Mining plc	3,139,181
97,500	IAMGOLD Corp.	1,541,475
770,000	Kinross Gold Corp.(a)	7,861,700
900,000	Lundin Mining Corp.†	4,595,667
235,000	Newcrest Mining Ltd.(b)	6,979,500
102,500	Newmont Mining Corp.(a)	5,741,025
300,000	Northam Platinum Ltd.	1,082,062
740,000	PanAust Ltd.	2,356,540
58,000	Peabody Energy Corp.	1,292,820
600,000	Perseus Mining Ltd.†	1,817,351
80,000	Randgold Resources Ltd., ADR(a)	9,840,000
27,500	Rio Tinto plc, ADR(a)	1,285,900
750,000	Romarco Minerals Inc.†	816,295
91,100	Royal Gold Inc.(a)	9,097,246
135,000	Silver Lake Resources Ltd.†	509,730
173,332	St Barbara Ltd.†	388,363
50,000	Teck Resources Ltd., Cl. B	1,472,500
160,000	Titanium Metals Corp	2,052,800
670,000	USEC Inc.†	522,600
180,000	Vale SA, ADR(a)	3,222,000
50,000	Vedanta Resources plc	830,817
80,000	Xstrata plc	1,236,941
400,000	Yamana Gold Inc.(a)	7,644,000

		161,261,567

	Specialty Chemicals — 13.5%
15,000	Agrium Inc.(a)	1,551,900
51,500	Air Liquide SA	6,383,067
108,000	E. I. du Pont de Nemours and Co.(a)	5,429,160
50,000	FMC Corp.(a)	2,769,000
50,000	Intrepid Potash Inc.†	1,074,000
190,000	Potash Corp of Saskatchewan Inc.(a)	8,249,800
18,000	Praxair Inc.	1,869,840
96,500	Rockwood Holdings Inc.(a)	4,496,900
178,000	The Dow Chemical Co.(a)	5,154,880
91,000	The Mosaic Co.(a)	5,242,510

		42,221,057

	TOTAL COMMON STOCKS	306,117,684

	WARRANTS — 0.0%
	Metals and Mining — 0.0%
20,000	Duluth Metals Ltd., expire 01/18/13†(b)(c)(d)	0

See accompanying notes to schedule of investments.

GAMCO Natural Resources, Gold & Income Trust by Gabelli

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Principal Amount		Market Value
	U.S. GOVERNMENT OBLIGATIONS — 2.6%
$8,055,000	U.S. Treasury Bills, 0.100% to 0.130%††, 01/24/13 to 04/04/13(e)	$8,051,457

	TOTAL INVESTMENTS — 100.0% (Cost $384,777,341)	$314,169,141

	Aggregate tax cost	$385,533,548

	Gross unrealized appreciation	$9,803,884
	Gross unrealized depreciation	(81,168,291)

	Net unrealized appreciation/depreciation	$(71,364,407)

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (f) — (5.1)%
	Call Options Written — (5.1)%
1,847	Agnico-Eagle Mines Ltd.	Nov. 12/45	$1,420,343
100	Agnico-Eagle Mines Ltd.	Nov. 12/50	37,500
150	Agrium Inc.	Oct. 12/95	117,000
55	Air Liquide SA(g)	Oct. 12/90	50,499
75	Air Liquide SA(g)	Nov. 12/100	14,553
350	Air Liquide SA(g)	Dec. 12/100	116,760
1,340	Alpha Natural Resources Inc.	Dec. 12/9	42,880
300	Anadarko Petroleum Corp.	Nov. 12/75	45,000
500	Anadarko Petroleum Corp.	Nov. 12/77.50	52,500
1,000	AngloGold Ashanti Ltd., ADR	Oct. 12/40	10,000
1,000	AngloGold Ashanti Ltd., ADR	Jan. 13/37	160,000
166	Antofagasta plc(h)	Dec. 12/12.80	212,221
200	Apache Corp.	Oct. 12/82.50	84,600
170	Apache Corp.	Oct. 12/87.50	25,670
100	Apache Corp.	Oct. 12/90	6,100
50	Apache Corp.	Oct. 12/92.50	1,250
1,300	ArcelorMittal	Dec. 12/18	29,900
750	Arch Coal Inc.	Jan. 13/9	17,625
1,396	Archer-Daniels-Midland Co.	Dec. 12/29	59,330
1,825	AuRico Gold Inc.	Dec. 12/8	63,875
600	AuRico Gold Inc.	Dec. 12/9	9,000
75	Baker Hughes Inc.	Oct. 12/44	16,275
150	Baker Hughes Inc.	Oct. 12/48	7,950
75	Baker Hughes Inc.	Jan. 13/52.50	5,100
1,150	Barrick Gold Corp.	Oct. 12/46	17,250
1,150	Barrick Gold Corp.	Jan. 13/44	221,950
195	BHP Billiton Ltd., ADR	Nov. 12/70	35,295
200	Bunge Ltd.	Oct. 12/62.50	95,000
700	Bunge Ltd.	Oct. 12/65	154,000
1,000	Cameron International Corp.	Nov. 12/60	105,000
135	Chevron Corp.	Dec. 12/110	102,600

Number of Contracts		Expiration Date/ Exercise Price	Market Value
800	CNH Global NV	Dec. 12/45	$70,000
400	CNH Global NV	Mar. 13/45	84,000
1,500	Compania de Minas Buenaventura SA, ADR	Dec. 12/40	232,500
200	CONSOL Energy Inc.	Oct. 12/38	800
150	CONSOL Energy Inc.	Oct. 12/40	375
430	Deere & Co.	Dec. 12/85	109,650
500	Devon Energy Corp.	Oct. 12/62.50	27,500
930	EI du Pont de Nemours & Co.	Oct. 12/50	87,420
150	EI du Pont de Nemours & Co.	Oct. 12/55	750
6,300	Eldorado Gold Corp.(i)	Nov. 12/13	1,445,072
250	FMC Corp.	Oct. 12/52.50	86,875
250	FMC Corp.	Jan. 13/52.50	126,250
723	Franco-Nevada Corp.(i)	Oct. 12/44	1,024,084
730	Freeport-McMoRan Copper & Gold Inc.	Nov. 12/39	165,710
400	Freeport-McMoRan Copper & Gold Inc.	Nov. 12/41	50,800
400	Freeport-McMoRan Copper & Gold Inc.	Nov. 12/43	26,000
2,630	Globe Specialty Metals Inc .	Dec. 12/17.50	111,775
6,300	Gold Fields Ltd., ADR	Oct. 12/15	15,750
1,350	Goldcorp Inc.	Oct. 12/41	662,850
450	Goldcorp Inc.	Jan. 13/47	135,000
1,200	Halliburton Co.	Oct. 12/35	63,600
975	IAMGOLD Corp.	Dec. 12/17	82,875
250	Ingredion Inc.	Oct. 12/50	127,500
500	Intrepid Potash Inc.	Dec. 12/25	12,500
700	Joy Global Inc.	Oct. 12/70	8,400
100	Joy Global Inc.	Oct. 12/85	500
4,550	Kinross Gold Corp.	Nov. 12/10	373,100
3,150	Kinross Gold Corp.	Nov. 12/11	110,250
8,100	Lundin Mining Corp.(i)	Oct. 12/5	164,785
900	Lundin Mining Corp.(i)	Oct. 12/6	8,239
250	Monsanto Co.	Oct. 12/77.50	349,750
1,500	Nabors Industries Ltd.	Dec. 12/18	14,250
400	National Oilwell Varco Inc.	Nov. 12/80	142,000
1,025	Newmont Mining Corp.	Dec. 12/60	146,575
1,000	Noble Energy Inc.	Nov. 12/90	520,000
100	Occidental Petroleum Corp.	Nov. 12/92.50	9,600
740,000	PanAust Ltd.	Oct. 12/0	158,740
285	Peabody Energy Corp.	Dec. 12/27	13,395
295	Peabody Energy Corp.	Dec. 12/28	9,735
700	Petroleo Brasileiro SA, ADR	Oct. 12/23	42,700
190	Potash Corp. of Saskatchewan Inc.	Dec. 12/45	26,030
180	Praxair Inc.	Oct. 12/110	2,520
400	Randgold Resources Ltd., ADR	Dec. 12/125	300,000

See accompanying notes to schedule of investments.

GAMCO Natural Resources, Gold & Income Trust by Gabelli

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (f) (Continued)
	Call Options Written (Continued)
400	Randgold Resources Ltd., ADR	Jan. 13/130	$264,000
1,700	ReneSola Ltd., ADR	Oct. 12/2	8,500
275	Rio Tinto plc, ADR	Oct. 12/50	15,125
350	Rockwood Holdings Inc.	Nov. 12/45	113,750
615	Rockwood Holdings Inc.	Nov. 12/50	58,425
136	Royal Gold Inc.	Oct. 12/70	408,000
427	Royal Gold Inc.	Oct. 12/72.50	1,169,980
348	Royal Gold Inc.	Oct. 12/75	866,520
950	Schlumberger Ltd.	Nov. 12/77.50	74,100
947	Suncor Energy Inc.	Jan. 13/35	112,693
1,000	Suncor Energy Inc.	Mar. 13/36	138,000
200	Syngenta AG, ADR	Dec. 12/65	218,000
200	Teck Resources Ltd., Cl. B	Nov. 12/33	12,800
300	Teck Resources Ltd., Cl. B	Jan. 13/33	39,000
500	The Dow Chemical Co.	Dec. 12/31	30,500
580	The Dow Chemical Co.	Jan. 13/33	16,820
700	The Dow Chemical Co.	Mar. 13/34	26,950
910	The Mosaic Co.	Jan. 13/62.50	146,510
1,200	Titanium Metals Corp.	Dec. 12/14	42,000
400	Titanium Metals Corp.	Mar. 13/15	16,000
905	Total SA, ADR	Nov. 12/50	158,375
465	Total SA, ADR	Nov. 12/52.50	34,875
250	Transocean Ltd.	Nov. 12/52.50	8,000
1,300	Trina Solar Ltd., ADR	Jan. 13/6	29,250
65	Tullow Oil plc	Dec. 12/0	59,829
6,700	USEC Inc.	Oct. 12/1	33,500
1,800	Vale SA	Dec. 12/20	52,200
80	Xstrata plc(h)	Dec. 12/0	25,191
4,000	Yamana Gold Inc.	Oct. 12/16	1,260,000

	TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received $10,660,570)		$15,926,124

	Aggregate premiums		$(10,660,570)

	Gross unrealized appreciation		$2,708,836
	Gross unrealized depreciation		(7,974,390)

	Net unrealized appreciation/depreciation		$(5,265,554)

(a)	Securities, or a portion thereof, with a value of $165,453,232 were pledged as collateral for options written.
(b)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2012, the market value of fair valued securities amounted to $ 6,979,500 or 2.22% of total investments.

(c)	At September 30, 2012, the Fund held an investment in a restricted security amounting to $0 or 0.00% of total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/12 Carrying Value Per Unit
20,000	Duluth Metals Ltd., expire 01/18/13	08/19/11	$0	$0.00

(d)	Illiquid security.
(e)	At September 30, 2012, $2,430,000 of the principal amount was pledged as collateral for options written.
(f)	At September 30, 2012, the Fund had entered into over-the-counter Option Contracts Written with Pershing LLC and Morgan Stanley.
(g)	Exercise price denoted in Euros.
(h)	Exercise price denoted in British pence.
(i)	Exercise price denoted in Canadian dollars.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	69.4%	$218,095,676
Europe	15.8	49,748,653
South Africa	6.1	19,157,133
Asia/Pacific	4.6	14,391,379
Latin America	4.1	12,776,300

Total Investments	100.0%	$314,169,141

Short Positions
North America	(4.5)%	$(13,994,861)
Europe	(0.3)	(1,027,328)
Asia/Pacific	(0.2)	(629,900)
Latin America	(0.1)	(204,035)
Africa/Middle East	(0.0)	(70,000)

Total Investments	(5.1)%	$(15,926,124)

See accompanying notes to schedule of investments.

GAMCO Natural Resources, Gold & Income Trust by Gabelli

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO Natural Resources, Gold & Income Trust by Gabelli

Notes to Schedule of Investments (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Other Significant Unobservable Inputs	Total Market Value at 09/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining	$154,282,067	$6,979,500	—	$ 161,261,567
Other Industries (a)	144,856,117	—	—	144,856,117
Total Common Stocks	299,138,184	6,979,500	—	306,117,684
Warrants:
Metals and Mining	—	—	$ 0	0
U.S. Government Obligations	—	8,051,457	—	8,051,457
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$299,138,184	$15,030,957	$ 0	$314,169,141
INVESTMENT IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$ (9,152,719)	$ (6,773,405)	$—	$ (15,926,124)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers between Level 1 and Level 2 during the period ended September 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

GAMCO Natural Resources, Gold & Income Trust by Gabelli

Notes to Schedule of Investments (Unaudited) (Continued)

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At September 30, 2012, the Fund held no investments in equity contract for difference swap agreements.

    Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. The Fund primarily writes covered call or put options. As a writer of put

GAMCO Natural Resources, Gold & Income Trust by Gabelli

Notes to Schedule of Investments (Unaudited) (Continued)

options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at September 30, 2012 are reflected within the Schedule of Investments.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2012, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains

GAMCO Natural Resources, Gold & Income Trust by Gabelli

Notes to Schedule of Investments (Unaudited) (Continued)

and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund is an income fund. The Fund intends to generate current income from short-term gains primarily through its strategy of writing (selling) covered call options on the equity securities in its portfolio. Because of its primary strategy, the Fund forgoes the opportunity to participate fully in the appreciation of the underlying equity security above the exercise price of the option. It also is subject to the risk of depreciation of the underlying equity security in excess of the premium received.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of GAMCO Natural Resources, Gold & Income Trust by Gabelli to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

GAMCO Natural Resources, Gold & Income Trust by Gabelli

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

TRUSTEES AND OFFICERS

GAMCO NATURAL RESOURCES, GOLD & INCOME TRUST by Gabelli

One Corporate Center, Rye, NY 10580-1422

Trustees

Anthony J. Colavita

President, Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Mario d’ Urso

Former Italian Senator

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

William F. Heitmann

Former Senior Vice President of Finance,

Verizon Communications, Inc.

Michael. J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Kuni Nakamura

President, Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman, BALMAC International, Inc.

Salvatore J. Zizza

Chairman, Zizza & Associates Corp.

Officers

Bruce N. Alpert

President & Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

David I. Schachter

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

Custodian

The Bank of New York Mellon

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

American Stock Transfer and Trust Company

Stock Exchange Listing

Common
NYSE Symbol:	GNT
Shares Outstanding:	20,850,637

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com. The NASDAQ symbol for the Net Asset Value is “XGNTX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares.

GAMCONATURALRESOURCES,GOLD&

INCOMETRUSTbyGabelliOneCorporateCenterRye,NY10580-1422(914)921-5070www.gabelli.com

ThirdQuarterReportSeptember30,2012

GNTQ3/2012

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Natural Resources, Gold & Income Trust by Gabelli (formerly, The Gabelli Natural Resources, Gold & Income Trust)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/27/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/27/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/27/12

* Print the name and title of each signing officer under his or her signature.